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                                                                    EXHIBIT 99.1


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                           ROCKFORD INDUSTRIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF THE COMPANY FOR SPECIAL MEETING
                              ON FEBRUARY 12, 1999

  The undersigned, a shareholder of ROCKFORD INDUSTRIES, INC., a California corporation (the "Company"), acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement-Prospectus; and, revoking any proxy previously given, hereby constitutes and appoints Gerry J. Ricco, Brian A. Seigel and Kevin McDonnell and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Company's headquarters located at 1851 East First Street, Suite 600, Santa Ana, California 92705, on February 12, 1999, at 10:00 a.m., local time, and at any adjournment thereof, on all matters coming before said Meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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                        PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF SHAREHOLDERS
                           ROCKFORD INDUSTRIES, INC.

                               FEBRUARY 12, 1999

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
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[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1


1. Approve and adopt the Plan and Agreement of Merger, dated as of November 9, 1998, by and among Rockford Industries, Inc., American Express Company and RXP Acquisition Corporation and the transactions contemplated thereby.


                                                   FOR   AGAINST  ABSTAIN
                                                   [_]     [_]      [_]


2. In their discretion upon any other matters as may properly come before the special meeting or at any adjournment or postponement thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

_________________________ Dated __,1999  ________________________ Dated __, 1999
 Signature of Shareholder                Signature of Shareholder


NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS YOUR NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF THE SHAREHOLDER IS A CORPORATION, A DULY AUTHORIZED OFFICER SHOULD SIGN ON BEHALF OF THE CORPORATION AND SHOULD INDICATE HIS OR HER TITLE.
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